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                                                              EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Scheid Vineyards Inc. on Form S-8 of our report dated April 18, 1997, appearing in Registration Statement No. 333-27871 on Form SB-2.



/s/ DELOITTE & TOUCHE LLP
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Deloitte & Touche LLP
Los Angeles, California


March 12, 1998